SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JULY 27, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including area code)
(Zip Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1    Press Release Announcing Date for Second Quarter Results and Conference Call

ITEM 9.    REGULATION FD DISCLOSURE

On July 27, 2004 Jameson Inns, Inc. issued a press release announcing date for second quarter results and conference call. A copy of the press release is furnished as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of July 27, 2004	By: Craig R. Kitchin

/ s / Craig R. Kitchin
Its: President & Chief Financial Officer